Fiscal Year 2026 Quarter 2

2 Except as otherwise indicated or unless the context otherwise requires, all references in this presentation to “we,” “our,” “us,” “i3,” the “Company” or “i3 Verticals” refer to i3 Verticals, Inc. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws relating to, among other things, the future performance of i3 Verticals, Inc. All statements in this presentation other than statements of historical fact, including statements regarding targeted financial performance, expected operating results and other events that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “thinks” and similar expressions, are forward-looking statements. Although we believe that these forward-looking statements are based on reasonable assumptions, these assumptions are inherently subject to significant risks, uncertainties and contingencies, which are difficult or impossible to predict accurately and are beyond our control. Accordingly, there can be no assurance that these future events will occur as anticipated, if at all, or that actual results will be as expected. A number of factors could affect our future results and could cause our expected results to differ materially from those expressed in this presentation. Such differences may result from a number of factors, including, but not limited to, the anticipated impact to the Company’s business operations, payment volume and volume attrition due to the recent global pandemic of a novel strain of the coronavirus (COVID-19); the Company’s indebtedness and the ability to maintain compliance with the financial covenants in the Company’s senior secured credit facility in light of the impacts of the COVID-19 pandemic; the ability to meet the Company’s liquidity needs in light of the impacts of the COVID-19 pandemic; the ability to raise additional funds on terms acceptable to us, if at all, whether debt, equity or a combination thereof; the triggering of impairment testing of the Company’s fair-valued assets, including goodwill and intangible assets, in the event of a decline in the price of the Company’s Class A common stock; the ability to generate revenues sufficient to maintain profitability and positive cash flow; competition in the Company's industry and the ability to compete effectively; the dependence on non-exclusive distribution partners to market the Company's products and services; the ability to keep pace with rapid developments and changes in the Company's industry and provide new products and services; liability and reputation damage from unauthorized disclosure, destruction or modification of data or disruption of the Company's services; technical, operational and regulatory risks related to the Company's information technology systems and third-party providers’ systems; reliance on third parties for significant services; exposure to economic conditions and political risks affecting consumer and commercial spending, including the use of credit cards; the ability to increase the Company's existing vertical markets, expand into new vertical markets and execute the Company's growth strategy; the ability to successfully identify acquisition targets, complete those acquisitions and effectively integrate those acquisitions into the Company's services; potential degradation of the quality of the Company's products, services and support; the ability to retain customers; the Company's ability to successfully manage its intellectual property; the ability to attract, recruit, retain and develop key personnel and qualified employees; risks related to laws, regulations and industry standards; operating and financial restrictions imposed by the Company's senior secured credit facility; risks related to the accounting method for the Company’s 1.0% Exchangeable Senior Notes due February 15, 2025 (the “Exchangeable Notes”); the ability to raise the funds necessary to settle exchanges of the Exchangeable Notes or to repurchase the Exchangeable Notes upon a fundamental change; risks related to the conditional exchange feature of the Exchangeable Notes. More information about these risks and other factors that may affect our operating results are set forth under the captions “Risk Factors” and “Note Regarding Forward-Looking Statements” in our periodic reports (e.g. 10-K, 10-Q). The financial information presented herein is not necessarily indicative of the results that may be experienced for any such future period or for any future year. The forward-looking statements speak only as of the date of this presentation. We do not undertake any obligation to revise or update any of these statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains certain financial information defined as “non-GAAP financial measures” by the Securities and Exchange Commission. These measures may be different from non-GAAP financial measures used by other companies and should not be considered in isolation or as a substitute for revenue, net income, operating income, cash flows from operating, investing or financing activities, or any other measure calculated in accordance with U.S. GAAP. A reconciliation of these non-GAAP measurements to the nearest comparable GAAP measure can be found in the accompanying Appendix hereto. Disclaimer

i3: Software Solutions for the Public Sector

i3 Verticals provides mission-critical enterprise software solutions to its public sector entities. The Company's mission is to enable state and local governments and related agencies to perform their functions and serve their constituents as effectively and efficiently as possible



- Headquartered in Nashville, TN
- ~1,200 employees
- 5,000+ contracted customers in all 50 states and Canada
- 27 acquisitions of GovTech software companies
- Serving the JusticeTech & Public Safety, Public Administration, Transportation, Utilities, and Education functions of government

Company Confidential

3

i3 Verticals at a Glance

$110M	80%	12%	$30.2M	27%
YTD 2026 Revenue	YTD 2026 Recurring Revenue	ARR[2] Growth	YTD 2026 Adj. EBITDA[1]	YTD 2026 EBITDA Margin[1]

GovTech Vertical Software With an Attractive ARR Profile

$183.5M

Q2 FY2026 Annual Recurring Revenue[2]

=



$12.7
$22.4
$7.8
$3.0
SaaS
Transaction-based
Maintenance
Other recurring services

Company Confidential

1.) Adjusted EBITDA is a Non-GAAP financial measures. Refer to the Appendix for Reconciliation of Non-GAAP financial measure.
2.) Annualized Recurring Revenue (ARR) is the quarterly recurring revenue multiplied by 4. See a reconciliation in the Appendix. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue and it is not a forecast. It does not contemplate seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by the Company's customers.

4

5 Modernize Legacy Systems Automation to Offset Talent Attrition Pricing Flexibility Due to Unique Funding Models Enhanced Constituent Accessibility Compliance Requirements Cybersecurity & Privacy Public Sector Market Needs

6 JusticeTech & Public Safety We are a leading provider of case management solutions, the core enterprise solution of courts. We then enhance that offering with a constellation of additive solutions that help courts and law enforcement do their jobs efficiently and effectively ➤Case Management System (CMS) ➤E-Filing ➤E-Bench ➤Document Management ➤Public Access Portal ➤Revenue Recovery ➤Payment Processing ➤Online Dispute Resolution ➤Digital Evidence Management ➤Computer-Aided Dispatch ➤Records & Database Management ➤Jail Management ➤Community Safety ➤Criminal Processing

7 Utilities We simplify the complications of billing and allow utilities to give their customers a wonderful customer experience ➤Customer Information Systems (CIS) for Utility Billing ➤Customer Engagement Suite ➤Bill Presentment and Payment Acceptance ➤Electronic Interactive Voice Response (EIVR)

8 Transportation Enterprise solutions for Departments of Transportation and Departments of Revenue to improve compliance and drive efficiency state-wide ➤Motor Vehicle ➤Vehicle Title and Registration System (VTRS) ➤Electronic Insurance Verification System (EIVS) ➤EZ Tag (Temporary Tags) ➤ Integrated Plate and Registration Inventory Suite (iPrime) ➤Motor Carrier ➤ International Registration Plan (IRP) ➤ International Tax Agreement (IFTA) ➤Permitting and Automated Routing (PARS) ➤Drivers License

9 Public Administration Enterprise solutions for state and local governments that are deeply integrated into the business processes of our customers ➤Regulatory Licensing & Permitting ➤Government Fund Accounting (GFA) ➤Appraisal & Tax ➤Land Records Management ➤Human Capital Management ➤Revenue Cycle Management

10 Education We streamline payment processing and administrative tasks for schools, allowing them to run lunch programs that work for students, parents, and administrators ➤K-12 Payments for Lunch, Tickets, Concessions and Tuition ➤Nutrition Services ➤Ticket & Event Management ➤Compliance and Reporting for Free and Reduced Lunch Program

11 Key Drivers of Shareholder Value(1) Sustained Organic Growth in Under-Penetrated Verticals Growing Recurring Revenue Streams Public Sector is the Ideal End Market Business Model with Defensive Moats • $183.5 million of ARR • 80% Recurring Revenue • Fragmented • Underserved • Urgency to Modernize • System of Record Solution • 39% Transaction-based Revenue Ongoing Attractive Capital Allocation Opportunities • 27 Public Sector Software Acquisitions to Date • Subject Matter Experts Capitalizing on AI Tools • 1.22x Leverage Ratio • ~16% of Shares Bought Back Through 3/31/2026 History of Successful Execution High ROI Software “Build” Opportunities Capacity to be Opportunistic + 1.) All financial information on this slide is presented for the three months ended June 30, 2025.

Revenue Composition – Continuing Operations[(1)]

($ in thousands)	Quarter Ended								
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Recurring revenue									
SaaS[(2)]	$ 12,658	$ 10,959	$ 10,375	$ 9,299	$ 9,209	$ 8,812	$ 8,331	$ 7,517	$ 7,500
Transaction-based[(3)]	22,359	20,399	19,971	19,325	20,933	18,867	18,024	17,471	19,281
Maintenance[(4)]	7,832	7,971	7,956	8,648	8,115	8,622	8,610	8,255	7,936
Other recurring services[(5)]	3,021	3,077	3,013	2,929	2,856	2,804	2,876	2,655	2,938
Total recurring revenue[(6)]	$ 45,870	$ 42,406	$ 41,315	$ 40,201	$ 41,113	$ 39,105	$ 37,841	$ 35,898	$ 37,655
Year-over-year growth	*12%*	*8%*	*9%*	*12%*	*9%*				
Non-recurring revenue									
Professional services[(7)]	6,946	6,959	11,537	9,458	9,136	9,583	9,729	8,472	8,795
Software licenses & other	4,702	3,306	2,049	2,242	3,886	3,533	3,753	1,813	2,054
Total non-recurring revenue	$ 11,648	$ 10,265	$ 13,586	$ 11,700	$ 13,022	$ 13,116	$ 13,482	$ 10,285	$ 10,849
Year-over-year growth	*(11)%*	*(22)%*	*1%*	*14%*	*20%*				
Total revenue	$ 57,518	$ 52,671	$ 54,901	$ 51,901	$ 54,135	$ 52,221	$ 51,323	$ 46,183	$ 48,504
Annualized Recurring Revenue "ARR"[(8)]	$ 183,480	$ 169,624	$ 165,260	$ 160,804	$ 164,452	$ 156,420	$ 151,364	$ 143,592	$ 150,620
Year-over-year growth	*12%*	*8%*	*9%*	*12%*	*9%*				

See footnotes continued on the next slide.

Company Confidential

12

13 1.) As a result of the sale of our merchant services business (the "Merchant Services Business"), which was completed on September 20, 2024, and the sale of our Healthcare revenue cycle management business (the "Healthcare RCM Business"), which was completed on May 5, 2025, the historical results of the Merchant Services Business and the Healthcare RCM Business have been reflected in discontinued operations in the consolidated statement of operations included in this supplemental information, and continuing operations reflect our remaining operations after giving effect to such classifications. Prior period results have been recast to reflect this presentation. 2.) SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software. 3.) Transaction-based revenue is earned when we provide services through our software and charge a fee on a volume or per-transaction basis. For example, we process credit card or ACH payment transactions, we provide electronic filing services for courts and charge fees per filing, and we stand-ready to process and bill utility customers and charge the utility a fee per bill presented. 4.) Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 5.) Other recurring services are earned when we provide long-term, usually evergreen, contracted services to our customers. For example, we provide recurring long-term contracts such as software support plans, hardware maintenance plans, rental plans and field service plans. 6.) Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one-time in nature. 7.) Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 8.) Annualized Recurring Revenue (ARR) is the annualized revenue derived from recurring sources where the Company has an ongoing contract with our customers. We believe revenue from recurring sources is a strategic priority. ARR is comprised of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance, recurring software-based services, payments revenue and other recurring revenue sources within the quarter. The sum of these revenue categories is multiplied by four to calculate ARR. ARR excludes revenue that is not recurring or is one-time in nature. We believe this metric provides useful information to investors by providing visibility regarding the ongoing revenue potential of our business model and providing a clearer picture of our sustainable revenue base. Further, management uses ARR as a metric because it helps to assess the health and trajectory of our business. Our management believes that focusing on ARR can orient our sales and operations management towards long-term, reliable revenue growth. This focus on recurring revenue is particularly relevant for businesses operating under a subscription model, where customer retention and contract renewals play a significant role in long-term financial performance. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue, and it is not a forecast. Additionally, ARR does not take into account seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. Revenue Composition – Continuing Operations

14 The reconciliation from our non-GAAP adjusted EBITDA to our Free Cash Flow from continuing operations is as follows: Reconciliation of Free Cash Flow from Continuing Operations ($ in thousands, except share and per share amounts) Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Adjusted EBITDA(1) $ 16,589 $ 13,615 $ 14,399 $ 12,724 Less: Cash paid for interest 727 165 168 323 Cash paid for income taxes, net of refunds 2,139 870 (245) 955 Expenditures for property and equipment 407 315 425 544 Expenditures for capitalized software 2,419 1,965 1,893 2,097 Free cash flow(1) $ 10,897 $ 10,300 $ 12,158 $ 8,805 Free cash flow conversion %(1) 66% 76% 84% 69% 1.) Represents a non-GAAP financial measure.

Quarterly Performance from Continuing Operations[(1)]

($ in thousands)	Three Months Ended					
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Revenue from continuing operations	$ 57,518	$ 52,671	$ 54,901	$ 51,901	$ 54,135	$ 52,221
Recurring cash costs of services[(1)]	16,866	17,345	17,483	16,547	16,403	15,414
Recurring cash SG&A expenses[(2)]	18,702	16,875	18,811	18,117	17,399	17,261
Corporate expenses	5,361	4,836	4,208	4,513	4,492	4,975
Adjusted EBITDA from continuing operations[(3)]	$ 16,589	$ 13,615	$ 14,399	$ 12,724	$ 15,841	$ 14,571
Adjusted EBITDA margin from continuing operations[(3)]	29 %	26 %	26 %	25 %	29 %	28 %

Period over period growth rates	Y/Y
Revenue from continuing operations	6%
Recurring cash costs of services[(1)]	3%
Recurring cash SG&A expenses[(2)]	7%
Corporate expenses	19%
Adjusted EBITDA from continuing operations[(3)]	5%

1.) Recurring cash costs of services represents recurring operating costs directly related to our revenue generating activities except the stock compensation portion of personnel costs included within costs of services.
2.) Recurring cash SG&A expenses represents recurring operating costs such as certain people costs (for individuals not within other cost of services), technology, facilities, sales and marketing.
3.) Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. For additional information regarding these non-GAAP financial measures, including reconciliations of Adjusted EBITDA to the most comparable GAAP measure. Refer to the following slides for the reconciliations of non-GAAP financial measures.

Company Confidential
15

Reconciliation of Non-GAAP Financial Measures[1]

The reconciliation of our (loss) income from continuing operations attributable to i3 Verticals, Inc. to non-GAAP adjusted income before taxes from continuing operations, non-GAAP adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations for the current and prior year quarters are as follows:

($ in thousands)	Three Months Ended					
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.	$ 1,464	$ 576	$ 1,163	$ (410)	$ 1,019	$ 1,855
Net income (loss) from continuing operations attributable to non-controlling interests	730	509	338	(586)	1,304	935
Net income (loss) from continuing operations	2,194	1,085	1,501	(996)	2,323	2,790
Non-GAAP Adjustments:						
Provision for (benefit from) income taxes	478	704	1,994	(22)	2,885	409
Non-cash change in fair value of contingent consideration[2]	(124)	(374)	(206)	(26)	(786)	1,252
Equity-based compensation[3]	4,619	5,178	3,202	4,879	3,545	3,606
M&A-related activity[4]	126	21	(145)	1,137	107	52
Acquisition intangible amortization[5]	4,970	4,396	4,473	4,444	4,227	4,226
Non-cash interest[6]	215	216	215	511	250	280
Other taxes[7]	463	151	1,573	322	455	252
Other income related to the adjustment of liabilities under tax receivable agreement[8]	—	—	(471)	—	—	—
Loss (gain) on disposal of property and equipment[9]	—	71	—	—	—	(585)
Non-GAAP adjusted income before taxes from continuing operations[10]	12,941	11,448	12,136	10,249	13,006	12,282
Estimated taxes at 25%[11]	(3,235)	(2,862)	(3,033)	(2,562)	(3,252)	(3,071)
Adjusted net income from continuing operations[10]	**$ 9,706**	**$ 8,586**	**$ 9,103**	**$ 7,687**	**$ 9,754**	**$ 9,211**
Plus:						
Cash interest expense (income), net[12]	915	(302)	(316)	(70)	64	(346)
Estimated taxes at 25%[11]	3,235	2,862	3,033	2,562	3,252	3,071
Depreciation and internally developed software amortization[13]	2,733	2,469	2,579	2,545	2,771	2,635
Adjusted EBITDA from continuing operations[10]	**$ 16,589**	**$ 13,615**	**$ 14,399**	**$ 12,724**	**$ 15,841**	**$ 14,571**

See footnotes continued on the next slide.

Company Confidential

16

17 Reconciliation of Non-GAAP Financial Measures 1.) As a result of the sale of our merchant services business (the "Merchant Services Business"), which was completed on September 20, 2024, and the sale of our Healthcare revenue cycle management business (the "Healthcare RCM Business"), which was completed on May 5, 2025, the historical results of the Merchant Services Business and the Healthcare RCM Business have been reflected in discontinued operations in the consolidated statement of operations included in this supplemental information, and continuing operations reflect our remaining operations after giving effect to such classifications. Prior period results have been recast to reflect this presentation. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) M&A-related activity is the net impact of professional service and related costs directly related to any merger, acquisition and disposition activity of the Company ("M&A-related expenses"), which are recorded in selling, general and administrative in the condensed consolidated statements of operations, and revenue earned through post-sale non-recurring activities with divestitures ("M&A-related income"), which are recorded in other income in the condensed consolidated statements of operations. i3 Verticals believes these activities are not reflective of the underlying operational performance of the Company. M&A-related income was $60, $166, $1,448, $4,237, $461, and $495 for the three months ending March 31, 2026; December 31, 2025; September 30, 2025; June 30, 2025; and March 31, 2025; and December 31, 2024, respectively. M&A-related expenses were $186, $187, $1,303, $5,373, $570, and $546 for the three months ending March 31, 2026; December 31, 2025; September 30, 2025; June 30, 2025; and March 31, 2025; and December 31, 2024, respectively. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through acquisitions of business or other purchases of intangible assets. 6.) Non-cash interest expense reflects amortization of debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income-based taxes. Taxes related to salaries are not included. 8.) Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 9.) Loss (gain) on disposal of property and equipment is related to the sale of buildings and automobiles purchased through acquisitions. 10.) Represents a non-GAAP financial measure. 11.) Corporate income tax expense is based on non-GAAP adjusted income before taxes from continuing operations and is calculated using a tax rate of 25.0% for all periods presented, based on the estimated long-term effective tax rate, considering blended federal and state tax rates. 12.) Cash interest expense (income), net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt issuance costs and any write-offs of debt issuance costs. 13.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

18 The reconciliation of our GAAP diluted EPS from continuing operations and non-GAAP Adjusted diluted EPS from continuing operations for the current and prior year quarters are as follows: ($ in thousands, except share and per share amounts) Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Diluted net income (loss) per share attributable to Class A common stockholders from continuing operations(1) $ 0.07 $ 0.02 $ 0.04 $ (0.03) $ 0.04 Adjusted diluted earnings per share from continuing operations(2)(3) $ 0.32 $ 0.26 $ 0.27 $ 0.23 $ 0.29 Adjusted net income from continuing operations(2)(4) $ 9,706 $ 8,586 $ 9,103 $ 7,687 $ 9,754 Adjusted weighted average shares of adjusted diluted Class A common stock outstanding(2)(5) 30,582,587 33,473,435 34,215,380 33,936,121 33,542,165 Non-GAAP Adjusted Diluted EPS from Continuing Operations(1) See footnotes continued on the next slide.

19 1.) Diluted net income (loss) per share attributable to Class A common stockholders from continuing operations and adjusted diluted earnings per share from continuing operations both exclude the discontinued operations of the Merchant Services Business and the Healthcare RCM Business but include the consolidated cash interest expense. 2.) Represents a non-GAAP financial measure. 3.) Adjusted diluted earnings per share from continuing operations, a non-GAAP financial measure, is calculated using adjusted net income from continuing operations and the adjusted weighted average shares of adjusted diluted Class A common stock outstanding. Further, adjusted diluted earnings per share from continuing operations assumes that all Common Units in i3 Verticals, LLC and the associated non- voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one-for-one basis. 4.) Adjusted net income from continuing operations, a non-GAAP financial measure, assumes that all net income from continuing operations during the period is available to the holders of the Company's Class A common stock. 5.) Adjusted weighted average shares of adjusted diluted Class A common stock outstanding include the following outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and the following shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method for each of the period presented: 1. For the three months ended March 31, 2026, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,381,681 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 402,066 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. 2. For the three months ended December 31, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,381,681 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 1,416,679 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. 3. For the three months ended September 30, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,388,470 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 1,911,108 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. 4. For the three months ended June 30, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,637,499 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 952,796 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. 5. For the three months ended March 31, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 9,408,427 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 299,505 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. 6. For the three months ended December 31, 2024, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 10,026,180 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 479,664 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. Reconciliation of Non-GAAP Financial Measures